                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of

                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement                [ ] Confidential, for Use of
[x]   Definitive Proxy Statement                 the Commission only (as
[ ]   Definitive Additional Materials            permitted by Rule
                                                 14a-6(e)(2))

[  ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ESS TECHNOLOGY, INC.
                (Name of Registrant as Specified In Its Charter)

              -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [x]    No fee required.

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

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        (2)    Aggregate number of securities to which transaction applies:

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        (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4)    Proposed maximum aggregate value of transaction:

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        (5)    Total fee paid:

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        [ ]    Fee paid previously with preliminary materials:

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        [ ]    Check box if any part of the fee is offset as provided by
exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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        (1)    Amount Previously Paid:

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        (2)    Form, Schedule or Registration Statement No.:

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

LOGO

                                  May 9, 1997

To Our Shareholders:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of ESS Technology, Inc. to be held at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054, on Tuesday, May 27, 1997 at 2:30 p.m. P.D.T.

     The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Shareholders and Proxy Statement.

     It is important that you use this opportunity to take part in the affairs of ESS Technology, Inc. by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

     We look forward to seeing you at the meeting.

                                          Sincerely,

                                          John H. Barnet
                                          Vice President, Chief Financial
                                          Officer and Secretary

                                      LOGO

                              ESS TECHNOLOGY, INC.
                            48401 FREMONT BOULEVARD
                           FREMONT, CALIFORNIA 94538

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ESS Technology, Inc. (the
"Company") will be at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054, on Tuesday, May 27, 1997 at 2:30 p.m. P.D.T. for the following purposes:

     1. To elect directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

                       Fred S.L. Chan       Ilbok Lee
                       Annie M.H. Chan      Peter T. Mok
                       Michael A. Aymar

     2. To approve the adoption of the 1997 Equity Incentive Plan and the reservation of 3,000,000 shares for issuance thereunder.

     3. To ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1997.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 29, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          John H. Barnet
                                          Vice President, Chief Financial
                                          Officer and Secretary

Fremont, California
May 9, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                              ESS TECHNOLOGY, INC.
                            48401 FREMONT BOULEVARD
                           FREMONT, CALIFORNIA 94538

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                  MAY 9, 1997

     The accompanying proxy is solicited on behalf of the Board of Directors of ESS Technology, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054, on Tuesday, May 27, 1997 at 2:30 p.m. P.D.T. (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on April 29, 1997 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on April 29, 1997, the Company had 38,608,918 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the record date will constitute a quorum for the transaction of business. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxies will be voted in favor of the nominees and the proposals set forth in the accompanying Notice of Meeting and this Proxy Statement. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about May 9, 1997. An annual report for the fiscal year ended December 31, 1996 is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the foregoing record date, except that in the election of directors each shareholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected. The shareholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Meeting prior to the voting of an intention to cumulate votes. In such an event, the proxy holder may allocate among the Board of Directors' nominees the votes represented by proxies in the proxy holder's sole discretion.

     With respect to Proposal No. 1, the five (5) directors receiving the highest number of votes of the shares of Common Stock present in person or represented by proxy at the Meeting and voting on the election of directors will be elected. Proposals No. 2 and No. 3 require for approval the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and voting on such proposals. For purposes of such calculation (i) the aggregate number of votes cast by all shareholders present in person or represented by proxy at the Meeting, whether such shareholders vote "for," "against" or give no instructions, will be counted for purposes of determining the absence or presence of a quorum and the minimum number of affirmative votes required to approve Proposals No. 2 and No. 3, (ii) the total number of shares cast for Proposals No. 2 and No. 3 or giving no instructions will be considered to have been voted in favor of the proposal, and (iii) an abstention from voting on Proposal No. 2 or No. 3 by a shareholder present in person or represented by proxy at the Meeting will count as neither a vote for nor a vote against such proposal. (Accordingly, an abstention from voting on a proposal will have the same effect as a vote against such proposal). In the event that a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular proposal (otherwise known as a "broker non-vote"), those shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be considered present and voting with respect to that proposal.

     In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

     The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                            REVOCABILITY OF PROXIES

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods: (i) a written instrument delivered to the Company stating that the proxy is revoked; (ii) a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting; or (iii) attendance at the Meeting and voting in person. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Meeting, the shareholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     At the Meeting, shareholders will elect directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. The size of the Company's Board of Directors (the "Board") is currently set at five members. Accordingly, five nominees will be elected at the Meeting to be the five directors of the Company. If any nominee for any reason is unable to serve, or for good cause, will not serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or, for good cause, will not serve as a director.

DIRECTORS/NOMINEES

     The names of the nominees, and certain information about them as of April 22, 1997, are set forth below:

                                                                       DIRECTOR
  NAME OF NOMINEE       AGE            PRINCIPAL OCCUPATION             SINCE
--------------------    ----    -----------------------------------    --------
Fred S.L. Chan           50     President, Chief Executive Officer       1986
                                and Chairman of the Board of
                                Directors of the Company
Annie M.H. Chan          45     Independent Investor and Management      1993
                                Consultant
Michael A. Aymar(2)      49     Vice President/General Manager,          1993
                                Desktop Products Group of Intel
                                Corporation
Ilbok Lee(1)             51     President and Chief Executive            1995
                                Officer of IC WORKS, Inc.
Peter T. Mok(1)(2)       43     President and CEO of KLM Capital, a      1993
                                venture capital management company

---------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

     Mr. Chan joined the Company in November 1985 as President and has been a director since January 1986. He was appointed Chairman of the Board of Directors in October 1992 and Chief Executive Officer in June 1994. Mr. Chan has been serving as President since February 1997. Mr. Chan served as Secretary from October 1992 to August 1995 and Chief Financial Officer from October 1992 to May 1995. From 1984 to 1985, Mr. Chan was founder, President and Chief Executive Officer of AC Design Inc., a VLSI chip design center providing CAD, engineering and design services. From 1982 to 1984, he was cofounder, President and Chief Executive Officer of CADCAM Technology, Inc., a company in the business of CAE systems development. Mr. Chan holds B.S.E.E. and M.S.C. degrees from the University of Hawaii. Mr. Chan is the husband of Annie M.H. Chan.

     Mrs. Chan has served as a director of the Company since May 1993 and has been an independent investor and management consultant since April 1996. Mrs. Chan was a member of the Senior Technical Staff of the Company from May 1995 until March 1996. From September 1994 to May 1995, she was Vice President, Administration of the Company and, from May 1993 to August 1994, she was Vice President, CAD of the Company. From October 1991 to May 1993, Mrs. Chan was a director and Vice President of Niche Tech. From 1990 to October 1991, Mrs. Chan was an integrated circuit design consultant. From 1987 to 1990, Mrs. Chan was Operations Manager at Integrated Information Technology, a semiconductor company. Mrs. Chan holds a B.S. degree in Organizational Behavior from the University of San Francisco. Mrs. Chan is the wife of Fred S.L. Chan.

     Mr. Aymar has served as a director of the Company since February 1993. He has been employed at Intel Corporation since 1976 and is currently Vice-President/General Manager, Desktop Products Group. Prior to his current assignment, he held various positions in system and software engineering, microprocessor marketing and VLSI design automation. Mr. Aymar holds B.S.E.E. and M.S.E.E. degrees from Stanford University.

     Mr. Lee has served as a director of the Company since April 1995. He has served as the President and Chief Executive Officer and a director of IC WORKS, Inc., a company engaged in the semiconductor design and foundry business, since May 1992. From 1989 to May 1992, he was President and a director of Samsung Semiconductor, Inc., a semiconductor manufacturer. Mr. Lee holds a B.S.E.E. degree from Seoul National University and also holds M.S.E.E. and Ph.D.E.E. degrees from the University of Minnesota.

     Mr. Mok has served as a director of the Company since May 1993. At the Company's annual meeting of shareholders in 1995, Mr. Mok was elected a director of the Company as the nominee of Transpac Capital Pte. Ltd. ("Transpac") and the Development Bank of Singapore Ltd. ("DBS Ltd.") pursuant to a shareholders' agreement that ended upon the closing of the Company's initial public offering. Mr. Mok's employment agreement with DBS Ltd. ended at the end of June 1996, and Mr. Mok's relationship with DBS Ltd. and Transpac was concluded or substantially reduced. Consequently, if reelected to the Board, Mr. Mok will act independently and will no longer represent DBS Ltd. or Transpac on the Board of Directors. Mr. Mok has served as President and CEO of KLM Capital, a venture capital management company, since July 1996. From July 1994 to July 1996, Mr. Mok was Senior Manager, Investment Banking, of DBS Ltd. From June 1992 to July 1994, he was Senior Vice President, Manager and a director of Transpac Capital, Inc., a venture capital management company that is a wholly-owned subsidiary of Transpac. From June 1990 to June 1992, he was Vice President and Manager of the Pacific Rim Group of Silicon Valley Bank, a commercial bank. Mr. Mok holds a B.S. degree in Business Administration from San Jose State University.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board met 10 times, including telephone conference meetings, and did not act by written consent during 1996. Annie Chan attended fewer than 75% of the aggregate of the total number of meetings of the Board held during the period for which she was a director. No director attended fewer than 75% of the total number of meetings held by all committees of the Board on which such director served during the period that such director served.

     Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

     Messrs. Lee and Mok are the current members of the Audit Committee. From January 1, 1996 to October 28, 1996, Messrs. Aymar and Mok were members of the Audit Committee. The Audit Committee was formed in August 1995 and held one meeting during 1996. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors; reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may now or in the future be listed.

     Messrs. Mok and Aymar are the current members of the Compensation Committee. From January 1, 1996 to October 28, 1996, Messrs. Mok and Lee were members of the Compensation Committee. The Compensation Committee was formed in August 1995 and met four times during 1996. The Compensation Committee reviews and approves compensation and benefits for the Company's key executive officers, administers the Company's stock purchase and equity incentive plans and makes recommendations to the Board of Directors regarding such matters.

                THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS

        PROPOSAL NO. 2 -- APPROVAL OF 1997 EQUITY INCENTIVE PLAN AND THE
          RESERVATION OF 3,000,000 SHARES OF COMMON STOCK FOR ISSUANCE
                                   THEREUNDER

     At the Annual Meeting, the Company's shareholders are being asked to approve the Company's 1997 Equity Incentive Plan (the "1997 Incentive Plan") and to authorize the reservation of 3,000,000 shares for issuance thereunder. The following is a summary of principal features of the 1997 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Incentive Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Vice President of Finance at the Company's principal offices in Fremont, California.

1997 EQUITY INCENTIVE PLAN HISTORY

     The Board approved the 1997 Incentive Plan in April 1997. The purpose of the 1997 Incentive Plan is to provide incentives to attract, retain and motivate qualified employees, consultants, independent contractors and advisors whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses.

SHARES SUBJECT TO THE 1997 INCENTIVE PLAN

     An aggregate of 3,000,000 shares of the Common Stock of the Company was initially reserved by the Board for issuance under the 1997 Incentive Plan. If any option granted pursuant to the 1997 Incentive Plan expires or terminates for any reason without being exercised in whole or in part, or any award terminates without being issued, or any award is forfeited or repurchased by the Company at the original purchase price, the shares released from such option will again become available for grant and purchase under the 1997 Incentive Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

     Shareholders are being asked to approve the 1997 Incentive Plan and the reservation of Common Stock for issuance thereunder at the Annual Meeting.

ADMINISTRATION

     The 1997 Incentive Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Messrs. Mok and Aymar, both of whom are "non-employee directors", as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors", as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Subject to the terms of the 1997 Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of each such award. The Committee has the authority to construe and interpret any of the provisions of the 1997 Incentive Plan or any awards granted thereunder.

ELIGIBILITY

     Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive awards under the 1997 Incentive Plan (the "Participants"). No Participant is eligible to receive more than 375,000 shares of Common Stock in any calendar year under the 1997 Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 750,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of April 1997, approximately 306 persons were eligible to participate in the 1997 Incentive Plan.

STOCK OPTIONS

     The 1997 Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company.

     The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the 1997 Incentive Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a 10% shareholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant. To date, the Company has not granted options under the Incentive plan at less than fair market value.

     The exercise price of options granted under the 1997 Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check);
(2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or
(8) by any combination of the foregoing.

TERMINATION OF OPTIONS

     Options are generally exercisable for a period of 10 years. Options granted under the 1997 Incentive Plan terminate three months (or such shorter or longer period as determined by the Committee not exceeding five years) after the Participant ceases to be employed or retained by the Company unless the termination of employment or retention is due to permanent and total disability or death, in which case the option may, but need not, provide that it may be exercised at any time within 12 months of termination to the extent the option was exercisable to the date of termination. In no event will an option be exercisable after the expiration date of the option.

STOCK BONUS AWARDS

     The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the 1997 Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. To date, the Company has not granted any stock bonus awards.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

     In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent options in exchange for those granted under the 1997 Incentive Plan or provide substantially similar consideration, shares or other property as was provided to Shareholders of the Company (after taking into account provisions of the awards) under the 1997 Incentive Plan. In the event that the successor corporation, if any, does not assume or substitute the options awarded, such options shall expire upon the closing of such transaction at the time and upon the conditions as the Board determines.

AMENDMENT OF THE 1997 INCENTIVE PLAN

     The Board may at any time amend or terminate the 1997 Incentive Plan, including amendment of any form of award agreement or instrument to be executed pursuant to the 1997 Incentive Plan. However, the Board may not amend the 1997 Incentive Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder, or the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

TERM OF THE 1997 INCENTIVE PLAN

     Unless terminated earlier as provided in the 1997 Incentive Plan, the 1997 Incentive Plan will terminate in April 2007, ten (10) years from the date the 1997 Incentive Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN, AND IS, ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

     Incentive Stock Options. A Participant will not recognize income upon grant of an ISO and will not incur tax on its exercise (unless the Participant is subject to the alternative minimum tax described below). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for one year after the date the option was exercised and for two years after the date the option was granted, the Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO shares.

     If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, generally will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

     Alternative Minimum Tax. The difference between the fair market value of the ISO shares on the date of exercise and the exercise price is an adjustment to income for purposes of the alternative minimum tax (the

"AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000, or $87,500 for married taxpayers filing separately). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return and $33,750 for individual returns, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Because the alternative minimum tax calculation may be complex, any optionee who upon exercising an incentive stock option would recognize (together with other alternative minimum taxable income preference and adjustment items for the year) alternative minimum taxable income in excess of the exclusion amount noted above should consult his or her own tax advisor prior to exercising the incentive stock option. If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

     Nonqualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and may be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

     The 1997 Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

REQUIRED VOTE

     The approval the 1997 Equity Incentive Plan and the reservation of 3,000,000 shares of Common Stock for issuance thereunder requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

              THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                          1997 EQUITY INCENTIVE PLAN.

                  PROPOSAL NO. 3 -- RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

     The Company has selected Price Waterhouse LLP as its independent accountants to perform the audit of the Company's financial statements for 1997, and the shareholders are being asked to ratify such selection. Representatives of Price Waterhouse LLP are expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

     The ratification of the appointment of Price Waterhouse LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                    OF THE SELECTION OF PRICE WATERHOUSE LLP

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 22, 1997, known to the Company regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and nominee, (iii) each executive officer named in the Summary Compensation Table below and (iv) all directors and executive officers as a group.

                                                                                PERCENT OF
                                                     AMOUNT AND NATURE OF       OUTSTANDING
                 NAME OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP(1)   COMMON STOCK(1)
        ------------------------------------------  -----------------------   ---------------
        Fred S.L. Chan............................         11,738,652(2)            30.3%
          President, Chief Executive Officer,
          Chairman of the Board of Directors
        Annie M.H. Chan...........................         11,738,652(2)            30.3%
          Director
        Trusts benefiting the children of
          Fred S.L. Chan and Annie M.H. Chan......          3,680,954(3)             9.5%
        Nicholas A. Aretakis......................             50,500(4)               *
          Vice President, Sales
        Michael A. Aymar..........................             31,253(5)               *
          Director
        John H. Barnet............................             50,000(6)               *
          Vice President, Finance and
          Chief Financial Officer
        Robert L. Blair...........................             15,500(7)               *
          Executive Vice President, Operations
        Johston Chen..............................             28,500(8)               *
          Vice President -- Asia Pacific Sales
        Bo Ericsson...............................                  0(9)               *
          Vice President, Marketing
        Ilbok Lee.................................             13,750(10)              *
          Director
        Herbert J. Martin.........................             45,000(11)              *
          Director
        Peter T. Mok..............................             12,500(12)              *
          Director
        Chi Shin Wang.............................            167,200(13)              *
          Chief Technical Officer
        All executive officers and directors as a
          group (11 persons)......................         12,152,855(14)           31.2%

---------------

  *  Less than 1%

 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days after April 22, 1997 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 900,000 shares held by Mrs. Chan (Mr. Fred Chan's wife) and 10,688,652 shares held by Annie M.H. Chan Living Trust. Also includes options held by Mr. Chan to purchase 150,000 shares of common stock. Mr. and Mrs. Chan's address is c/o ESS Technology, Inc., 48401 Fremont Boulevard, Fremont, CA 94538.

(3) Represents 814,578 shares held by a trust benefiting David Y.W. Chan (the "David Chan Trust"), 814,576 shares held by a trust benefiting Edward Y.C. Chan (the "Edward Chan Trust"), 280,000 shares held by a trust benefiting Michael Y.J. Chan (the "Michael Chan Trust") and 1,771,800 shares held by a trust benefiting David, Edward and Michael Chan jointly. David, Edward and Michael Chan are the sons of Fred S.L. Chan and Annie M.H. Chan. Mee Sim Chan Lee and Sung Kook Kim are trustees of the four above-mentioned trusts. In addition, Myong Shin Kim is a trustee of the David Chan Trust, the Michael Chan Trust and the Edward Chan Trust. The address of the trusts is P.O. Box 590, Cupertino, CA 95015-0590.

 (4) Represents 500 shares held through 1995 Employee Stock Purchase Plan and options to purchase 50,000 shares.

 (5) Includes options to purchase 1,250 shares.

 (6) Includes options to purchase 40,000 shares.

 (7) Includes 500 shares held through 1995 Employee Stock Purchase Plan.

 (8) Includes 500 shares held through 1995 Employee Stock Purchase Plan and options to purchase 16,000 shares.

 (9) Mr. Ericsson joined the Company in November 1996 and has received an option to purchase a total of 125,000 shares. Options to purchase 18,750 shares will become vested on November 4, 1997.

(10) Represents options to purchase 13,750 shares.

(11) Represents options to purchase 45,000 shares.

(12) Represents options to purchase 12,500 shares.

(13) Includes options to purchase 25,000 shares.

(14) Includes an aggregate of 337,500 shares which the directors and executive officers have the right to acquire by June 23, 1997. Does not include an aggregate of 3,680,954 shares held by trusts benefiting Mr. & Mrs. Chan's children.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company during each of 1994, 1995, and 1996 by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who were serving as executive officers at the end of 1996 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                 ANNUAL COMPENSATION              AWARDS
                                          ----------------------------------   ------------
                                                                   OTHER        SECURITIES
                                 FISCAL                            ANNUAL       UNDERLYING     ALL OTHER
  NAME AND PRINCIPAL POSITION     YEAR     SALARY     BONUS     COMPENSATION     OPTIONS      COMPENSATION
-------------------------------  ------   --------   --------   ------------   ------------   ------------
Fred S.L. Chan.................   1996    $226,000   $480,000           --             --             --
  President and                   1995     168,000    321,421           --        375,000             --
  Chief Executive Officer         1994     127,628    251,000           --             --             --
John H. Barnet.................   1996    $ 46,250   $400,000           --        200,000             --
  Vice President, Finance and     1995          --         --           --             --             --
  Chief Financial Officer(1)      1994          --         --           --             --             --
Nicholas A. Aretakis...........   1996    $113,272   $ 73,003           --             --             --
  Vice President, Sales           1995     115,000     70,508           --             --             --
                                  1994      40,091     11,783           --        240,000             --
Robert L. Blair................   1996    $118,223         --           --         50,000             --
  Executive Vice President,       1995     120,000         --           --             --             --
  Operations                      1994       5,000        100           --        150,000             --
Chi Shin Wang..................   1996    $117,048   $ 22,500           --        100,000             --
  Chief Technical Officer         1995          --         --           --             --             --
                                  1994          --         --           --             --             --

---------------

(1) Mr. Barnet joined the Company in October 1996. (See "Employment Agreements and Certain Transactions.")

     The following table sets forth further information regarding the option grants pursuant to the Company's 1992 Stock Option Plan or 1995 Equity Incentive Plan during 1996 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                             OPTION GRANTS IN 1996

                                                INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                             --------------------------------------------------------   VALUE AT ASSUMED ANNUAL
                             NUMBER OF     PERCENT OF                                     RATES OF STOCK PRICE
                             SECURITIES   TOTAL OPTIONS                                 APPRECIATION FOR OPTION
                             UNDERLYING    GRANTED TO                                           TERM(4)
                              OPTIONS     EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   ------------------------
           NAME               GRANTED      FISCAL 1996      PER SHARE         DATE          5%           10%
---------------------------  ----------   -------------   --------------   ----------   -----------  -----------
Fred S.L. Chan.............         --          --                 --             --             --           --
John H. Barnet.............    200,000(1)      7.7%          $14.8125        9/17/05     $1,863,100   $4,721,462
Nicholas A. Aretakis.......         --          --                 --             --             --           --
Robert L. Blair............     50,000(2)      1.9%             16.00        9/24/06        503,116    1,274,994
Chi Shin Wang..............    100,000(3)      3.9%             19.25        1/20/05      1,210,622    3,067,954

---------------

(1) The incentive stock option shown in the table was granted at fair market value. The option became exercisable with respect to 20% of the shares on the date of the grant and becomes exercisable with respect to 20% of the shares for each full year that the optionee renders services to the Company after the date of the grant. The option shown in the table will expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(2) The incentive stock option shown in the table was granted at fair market value and becomes exercisable with respect to 20% of the shares for each full year that the optionee renders services to the Company after the date of grant. The option shown in the table will expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(3) The incentive stock option shown in the table was granted at fair market value and becomes exercisable with respect to 25% of the shares for each full year that the optionee renders services to the Company after the date of grant. The option shown in the table will expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(4) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

     The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during fiscal 1996, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1996. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $28.13 per share, which was the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1996.

      AGGREGATE OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END VALUES

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                 UNDERLYING                   IN-THE-MONEY
                                                           UNEXERCISED OPTIONS AT              OPTIONS AT
                               SHARES                          FISCAL YEAR-END             FISCAL YEAR-END(2)
                             ACQUIRED ON      VALUE      ---------------------------   ---------------------------
           NAME               EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Fred S.L. Chan.............         --             --        75,000        300,000     $ 1,909,748    $ 7,638,990
John H. Barnet.............         --             --        40,000        160,000         532,700      2,130,800
Nicholas A. Aretakis.......     30,000      $ 550,517        90,000        120,000       2,405,700      3,207,600
Robert L. Blair............     10,000        200,786        50,000        140,000       1,336,500      3,012,200
Chi Shin Wang..............         --             --            --        100,000              --        880,000

---------------

(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Common Stock on December 31, 1996, the last day of trading for the fiscal year.

                             DIRECTOR COMPENSATION

     Directors of the Company do not receive cash compensation for their services, with the exception of Mr. Aymar, Mrs. Chan, Mr. Lee and Mr. Mok each of whom receives $1,000 for each board meeting he or she attends. The Directors are reimbursed for their reasonable expenses in attending meetings of the Board of Directors. All members of the Board of Directors who are not also employees of the Company, or of a parent, subsidiary or affiliate of the Company, are eligible to receive options under the 1995 Directors Stock Option Plan ("Directors Plan"). Each non-employee director who becomes a member of the Board on or after October 5, 1995, the effective date of the Company's initial public offering of its Common Stock (the "Effective Date"), will be automatically granted an option to purchase 20,000 shares of Common Stock under the Director Plan (the "Initial Grant"). On each anniversary of his or her Initial Grant, each non-employee director will be automatically granted an additional option to purchase 5,000 shares of Common Stock under the Directors Plan, so long as he or she continuously remains a director of the Company (the 'Succeeding Grant'). In addition, a non-employee director who does not receive an Initial Grant shall nevertheless automatically receive a Succeeding Grant on the anniversary of the most recent grant of an option to such director.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     From January 1, 1996 until October 28, 1996, the Compensation Committee consists of Messrs. Lee and Mok. Mr. Lee is the President and Chief Executive Officer, director and principal shareholder of IC WORKS, Inc. ("ICW"). In March and May 1993, the Company and ESS (Far East) Ltd., a wholly-owned Hong Kong subsidiary of the Company, respectively, each entered into separate foundry agreements with ICW for the manufacture of semiconductor chips for the Company and such subsidiary. The subsidiary ceased manufacturing and selling speech/sound semiconductors for use in toys, games and other consumer products in 1994. Accordingly, the foundry agreement between ICW and the subsidiary was terminated in August 1995. The Company and its subsidiary in the aggregate paid ICW $2,898,484 and $1,941,769 in 1995 and 1996, respectively, for foundry services. No other interlocking relationships exist between the Company's Board of Directors or Audit Committee and the board of directors or audit committee of any other company.

                        REPORT ON EXECUTIVE COMPENSATION

     The report on executive compensation below is required by the Securities and Exchange Commission ("SEC") and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

     Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the "Committee"). Prior to the Company's initial public offering in October 1995, the Board of Directors participated in compensation decisions and granted stock options. The Committee is composed of two independent non-employee directors, neither of whom have any interlocking relationships as defined by the Securities and Exchange Commission.

GENERAL COMPENSATION POLICY

     The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") at or about the beginning of each year. The Committee administers the Company's incentive and equity plans, including the 1992 Stock Option Plan (which was terminated October 5, 1995), the 1995 Equity Incentive Plan and the 1995 Employee Stock Purchase Plan. The Company no longer grants options under the 1992 Stock Option Plan.

     The Committee's philosophy in compensating the CEO is to relate compensation directly to corporate performance. Thus, the Company's compensation policy for the CEO relates a portion of his total compensation to the Company profit objectives and individual objectives set forth at the beginning of the Company's year. Consistent with this policy, a designated portion of the CEO's compensation is contingent on corporate performance, and is also based on his performance as measured against objectives established under the CEO Incentive Plan, as determined by the Committee in its discretion. Long-term equity incentives for the CEO are effected through the granting of stock options under the 1995 Equity Incentive Plan. Stock options have value for the CEO only if the price of the Company's stock increases above the fair market value on the grant date and the CEO remains in the Company's employ for the period required for the shares to vest.

     The base salary, incentive compensation and stock option grants of the CEO are determined in part by the Committee reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee attempts to compare the compensation of the Company's CEO with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to his base salary, the Company's CEO is eligible to receive cash bonuses and to participate in the 1995 Equity Incentive Plan.

FISCAL 1996 EXECUTIVE COMPENSATION

     Base Compensation. The foregoing information was presented to the Board on April 19, 1996. The Board reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective January 1, 1996 for the CEO. Mr. Chan's salary was increased to $226,000 from the $168,000 previously paid to him in fiscal 1995 pursuant to his employment agreement.

     Incentive Compensation. A cash bonus is awarded to the extent that an individual achieves predetermined individual objectives and the Company meets predetermined profit objectives set by the Board at the beginning of the year. Performance is measured at the end of the year. For fiscal 1996, the basis of incentive compensation was Company revenue, percentage of growth of revenue and profit margin after tax. The targets and actual bonus payments are determined by the Committee, in its discretion.

     Stock Options. In fiscal 1996 stock options were granted to certain executive officers to aid in the retention of executive officers and to align their interests with those of the shareholders. Stock options typically have been granted to executive officers when the executive first joins the Company in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In fiscal 1996, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a four-year or five-year period and are granted at a price that is equal to the closing price of the Company's Common Stock on the Nasdaq National Market System on the last business day before the date of the grant.

     Company Performance and CEO Compensation. As noted above, Mr. Chan's base salary was increased to $226,000 commencing January 1, 1996. In addition, as an incentive to Mr. Chan to achieve the objectives established by the Committee for fiscal 1996, the Board of Directors exercised its discretion and recommended that Mr. Chan be awarded incentive compensation of $480,000. All of Mr. Chan's incentive compensation was based upon obtaining and surpassing corporate operating profit objectives. This figure represents approximately 100% of the target bonus for Mr. Chan for fiscal 1996. The Committee reviewed the compensation practices of comparable companies in making these awards.

     Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for 1997. The 1995 Directors Stock Option Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1997 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

BOARD OF DIRECTORS
Fred S.L Chan
Annie M.H. Chan
Michael A. Aymar
Ilbok Lee
Peter T. Mok
Herbert J. Martin
COMPENSATION COMMITTEE
Peter T. Mok
Michael Aymar

                        COMPANY STOCK PRICE PERFORMANCE

     The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

     The graph below compares the cumulative total shareholder return on the Common Stock of the Company from the first day of trading of the Company's Common Stock upon the Company's initial public offering (October 6, 1995) to December 31, 1996 with the cumulative total return on the Nasdaq Stock Market and the Hambrecht & Quist Technology Index (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on the date of the Company's initial public offering, and reinvestment of all dividends).


                                                                            NASDAQ STOCK
                                            ESS TECHNOLOGY, INC.         MARKET -- US INDEX          H&Q TECHNOLOGY INDEX
                                           ----------------------      -----------------------      -----------------------
                                           MARKET      INVESTMENT                   INVESTMENT                   INVESTMENT
                                           PRICE         VALUE          INDEX         VALUE          INDEX         VALUE
                                           ------      ----------      -------      ----------      -------      ----------
10/6/1995................................  $15.00       $ 100.00       331.141       $ 100.00        758.66       $ 100.00
12/31/1995...............................  $23.00       $ 153.33       345.715       $ 102.16        775.02       $ 104.42
3/31/1996................................  $18.75       $ 125.00       361.864       $ 104.20        790.50       $ 109.29
6/30/1996................................  $18.50       $ 123.33       391.401       $ 108.98        826.80       $ 118.21
9/30/1996................................  $17.13       $ 114.20       405.339       $ 116.05        880.39       $ 122.42
12/31/1996...............................  $28.13       $ 187.53       425.258       $ 122.58        929.94       $ 128.43

                 EMPLOYMENT AGREEMENTS AND CERTAIN TRANSACTIONS

     Since January 1, 1996, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, or holder of more than 5% of the Company's Common Stock had or will have a direct or indirect material interest other than (i) normal compensation arrangements, which are described under "Executive Compensation" above, (ii) the transactions described under "Audit Committee Interlocks and Insider Participation" above, and (iii) the transactions described below:

     In January 1996, the Company completed its acquisition of VideoCore Technology, Inc. ("VideoCore") pursuant to which the Company acquired all of the outstanding stock of VideoCore in exchange for 525,000 shares of Common Stock of the Company and $5.4 million in cash. Chi-Shin Wang, Chief Technical Officer of the Company, joined the Company as a result of such merger and was a shareholder of VideoCore. As a result of the merger, Dr. Wang received 164,700 shares of the Company's Common Stock in exchange for his shares of VideoCore. Upon joining the Company, Dr. Wang received options to purchase 100,000 shares of the Company's Common Stock. The merger was an arm's-length transaction and Dr. Wang received his shares on the same terms as all other VideoCore shareholders.

     In October 1996 the Company entered into an employment agreement with Mr. Barnet. In addition to providing for Mr. Barnet's annual salary and bonus, the employment agreement provided for a sign-up bonus of $400,000, a loan of $400,000 at a rate of 6.02% and options to purchase 200,000 shares of the Company's Common Stock priced at 100% of the fair market value of the Company's Common Stock as of the date of grant. The employment agreement provides that Mr. Barnet has the right to receive at least a $5.00 per share appreciation on 40,000 shares under the option grant. In addition, the employment agreement provides that, in the event that Mr. Barnet is terminated without cause in the first year of his employment with the Company, 40,000 shares underlying his option grant will vest immediately and that, if there is a change in control of the Company such that shareholders of the Company no longer hold a majority of the capital stock of the new entity, the shares underlying Mr. Barnet's option will become vested immediately unless Mr. Barnet is hired by the new entity with similar compensation package.

                             SHAREHOLDER PROPOSALS

     Proposals of Shareholders intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than January 15, 1998 in order to be included in the Company's Proxy Statement and form of proxy relating to the meeting.

                                 SECTION 16(A)
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements for the year ended December 31, 1996 were met, except that a Form 5 was filed for Fred and Annie Chan to correct the total number of shares they jointly beneficially owned and for Michael Aymar and Robert Blair to correct the total number of shares each beneficially owned.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                              ESS TECHNOLOGY, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                   May 9, 1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                                    COMPANY.

The undersigned hereby appoints Fred S.L. Chan and John Barnet or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, no par value, of ESS Technology, Inc. (the "Company"), held of record by the undersigned on April 29, 1997, at the Annual Meeting of Shareholders of the Company to be held at the Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054, on Tuesday, May 27, 1997, at 2:30 p.m. Pacific Daylight Time, and at any adjournments or postponements thereof.

1.      ELECTION OF DIRECTORS.

  [  ]    FOR all nominees listed     [  ]    WITHHOLDING AUTHORITY
          below (except as indicated          to vote for all nominees
          to the contrary below)              listed below

Nominees:      Fred S.L. Chan, Annie M.H. Chan, Michael A. Aymar, Ilbok Lee,
               Peter T. Mok.

Instruction:   To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.


          ------------------------------------------------------------

2. APPROVE 1997 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 3,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THERUNDER.

        [   ]  FOR           [   ]  AGAINST        [   ]  ABSTAIN

3. RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997.

        [   ]  FOR           [   ]  AGAINST        [   ]  ABSTAIN

        The Board of Directors recommends that you vote FOR the election of the five nominees listed in Proposal 1 and FOR Proposals No. 2 and No. 3.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

      THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 and 3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.



                                     -------------------------------------------
                                     (Print Shareholder(s) name)


                                     -------------------------------------------
                                     (Signature(s) of Shareholder or Authorized
                                     Signatory)


                                     -------------------------------------------


                                     Dated:  __________, 1997


Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased shareholder should give their full title. Please date the proxy.


    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN
         ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                   APPENDIX I


                              ESS TECHNOLOGY, INC.

                           1997 EQUITY INCENTIVE PLAN

     The following constitute the provisions of the 1997 Equity Incentive Plan of ESS Technology, Inc.


        1. PURPOSES OF THE PLAN. The purposes of this Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

               Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

               (b) "Affiliate" shall mean an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest.

               (c)    "Applicable Laws" shall have the meaning set forth in
Section 4(a) below.

               (d)    "Board" shall mean the Board of Directors of the Company.

               (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (f) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

               (g)    "Common Stock" shall mean the Common Stock of the Company.

               (h) "Company" shall mean ESS Technology, Inc., a California corporation.

               (i) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

               (j) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

               (k)    "Director" shall mean a member of the Board.

               (l) "Employee" shall mean any person (including any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

               (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                       (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

                     (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (o) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

               (p) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

               (q) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

               (r) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (s) "Option" shall mean a stock option granted pursuant to the Plan.

               (t) "Optioned Stock" shall mean the Common Stock subject to an Option.

               (u) "Optionee" shall mean an Employee or Consultant who receives an Option.

               (v) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (w)    "Plan" shall mean this 1997 Equity Incentive Plan.

               (x) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

               (y) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

               (z) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 3,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant under the Plan.

        4.     ADMINISTRATION OF THE PLAN.

               (a)    COMPOSITION OF ADMINISTRATOR.

                       (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), grants under the Plan may (but need not) be made by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

                      (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, grants under the Plan shall be made by (A) the Board, if the Board may make grants under the Plan in compliance with Rule 16b-3 and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to make grants under the Plan, which Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

                     (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                      (iv) GENERAL. If a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

               (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                       (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

                      (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

                     (iii) to determine whether and to what extent Options are granted hereunder;

                      (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                       (v) to approve forms of agreement for use under the Plan;

                      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                     (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

               (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

        5.     ELIGIBILITY.

               (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

               (b) TYPE OF OPTION. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (c) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

        7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 375,000, except that new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) are eligible to receive up to a maximum of 750,000 Shares in the calendar year in which they commence their employment.

        9. OPTION EXERCISE PRICE AND CONSIDERATION.

               (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                       (i)   In the case of an Incentive Stock Option

                             (A)    granted to an Employee who, at the time of
the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                             (B)    granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (ii)   In the case of a Nonstatutory Stock Option

                             (A)    granted to a person who, at the time of the
grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant; or

                             (B)    granted to any person other than a Named
Executive, the per Share exercise price shall be no less than [85%] [100%] of the Fair Market Value per Share on the date of grant.

                     (iii) Notwithstanding anything to the contrary in subsections 9(a)(i) or 9(a)(ii) above, in the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (b) PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        10.    EXERCISE OF OPTION.

               (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

               (c) DISABILITY OF OPTIONEE. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

               (d) DEATH OF OPTIONEE.  In the event of the death of an Optionee:

                       (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding twelve (12) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

                      (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

               (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        11. WITHHOLDING TAXES. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

        12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

               Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

               All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

               (a) the election must be made on or prior to the applicable Tax Date;

               (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

               (c) all elections shall be subject to the consent or disapproval of the Administrator.

               In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

        13. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 13.

        14.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE
TRANSACTIONS.

               (a) ADJUSTMENT. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

        15. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

        16.    AMENDMENT AND TERMINATION OF THE PLAN.

               (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the
Plan:

                       (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section 14 of the Plan;

                      (ii) any change in the designation of the class of persons eligible to be granted Options; or

                     (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code.

               (b) SHAREHOLDER APPROVAL. If any amendment requiring shareholder approval under Section 16(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 20 of the Plan.

               (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        20. SHAREHOLDER APPROVAL.

               (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

               (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

               (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                       (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                      (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

                                 [Company Name]
                        [PLANYEAR]EQUITY INCENTIVE PLAN


                          NOTICE OF STOCK OPTION GRANT
                          ----------------------------


Optionee's Name and Address:

[Optionee]
[OptioneeAddress1]
[OptioneeAddress2]


        You have been granted an option to purchase Common Stock of ESS Technology, Inc., (the "Company") as follows:

    Board Approval Date:
                                                  --------------------------

    Date of Grant (Later of Board
           Approval Date or
           Commencement of
           Employment/Consulting):     [ExercisePrice]

    Exercise Price Per Share:          [ExercisePrice]

    Total Number of Shares Granted:    [NoofShares]

    Total Price of Shares Granted:     [TotalExercisePrice]

    Type of Option:                    [NoSharesISO] Shares Incentive Stock
                                       Option
                                       [NoSharesNSO] Shares Nonstatutory Stock
                                       Option

    Term/Expiration Date:              [Term]/[ExpirDate]

    Vesting Commencement Date:         [VestingCommencementDate]

    Vesting Schedule:                  [CliffVestAmount]

    Termination Period:                Option may be exercised for a period
                                       of 30 days after termination of
                                       employment or consulting relationship
                                       except as set out in Sections 7 and 8
                                       of the Stock Option Agreement (but in
                                       no event later than the Expiration Date).

        By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the ESS Technology, Inc. 1997 Equity Incentive Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                                          ESS Technology, Inc.



--------------------------                         --------------------------
Signature                                          By:


--------------------------                         --------------------------
Print Name                                         Title:

                              ESS Technology, Inc.

                             STOCK OPTION AGREEMENT

        1. GRANT OF OPTION. ESS Technology, Inc., a California corporation (the "Company"), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1997 Equity Incentive Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

        To the extent designated an Incentive Stock Option in the Notice of Stock Option Grant, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and, to the extent not so designated, this Option is intended to be a Nonstatutory Stock Option.

        2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Sections 9 and 10 of the Plan as follows:

               (a)    RIGHT TO EXERCISE.

                      (i) This Option may not be exercised for a fraction of a share.

                      (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in paragraphs
(iii) and (iv) below.

                      (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

                      (iv) If designated an Incentive Stock Option in the Notice of Stock Option Grant, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary) that vest in any calendar year have an aggregate fair market value (determined for each Share as of the Date of Grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5 of the Plan.

               (b)    METHOD OF EXERCISE.

                      (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                      (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                      (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

        3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

        4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:
(a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

        5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

        7.     DISABILITY OF OPTIONEE. Notwithstanding the provisions of
Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

        8.     DEATH OF OPTIONEE.  In the event of the death of Optionee:

               (a) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months after the date of death, subject to the limitation contained in Section 2(i)(d) above in the case of an Incentive Stock Option; or

               (b) within thirty (30) days after the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

        10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

        11. NO ADDITIONAL EMPLOYMENT RIGHTS. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        12. TAX CONSEQUENCES. Optionee acknowledges that he or she has read the brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) EXERCISE OF INCENTIVE STOCK OPTION. If this Option is an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an item of alternative minimum taxable income for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

               (b) EXERCISE OF NONSTATUTORY STOCK OPTION. If this Option does not qualify as an Incentive Stock Option, Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

               (c) DISPOSITION OF SHARES. If this Option is an Incentive Stock Option and if Shares transferred pursuant to the Option are held for more than one year after exercise and more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of before the end of either of such two holding periods, then any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sales proceeds, over the Exercise Price. If this Option is a Nonstatutory Stock Option, then gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

               (d) NOTICE OF DISQUALIFYING DISPOSITION. If the Option granted to Optionee in this Agreement is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after transfer of such Shares to Optionee upon exercise of the Incentive Stock Option, Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

        13. SIGNATURE. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.


                  [Remainder of page left intentionally blank]

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:            ESS Technology, Inc.
Attn:          Stock Option Administrator
Subject:       Notice of Intention to Exercise Stock Option

        This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of ESS Technology, Inc. Common Stock, under and pursuant to the Company's 1997 Equity Incentive Plan and the Stock Option Agreement dated ___________, as follows:

               Grant Number:           ________________________________

               Date of Purchase:       ________________________________

               Number of Shares:       ________________________________

               Purchase Price:         ________________________________

               Method of Payment
               of Purchase Price:      ________________________________


        Social Security No.: ________________________________

        The shares should be issued as follows:

               Name:__________________________________

               Address:_______________________________

                       _______________________________

                       _______________________________

                       _______________________________

               Signed:
                       _______________________________
               Date:
                      ________________________________